Credit Suisse

Consumer and Retail Conference

June 13, 2006

New York City

NOTE:  Earnings guidance was reaffirmed as of April 27, 2006 and is not being updated or re-affirmed in this presentation.

    Maxine Clark                              Barry Erdos
Chairman & Chief                   President & Chief
Executive Bear                        Operating Officer Bear

The Bear Facts

Bearemy®, our huggable mascot

This presentation contains "forward-looking statements" (within the meaning of the federal securities laws) which represent the Build-A-Bear Workshop’s expectations or beliefs with respect to future events.
These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated. Those factors include, without limitation: we may not realize some of the expected benefits of the acquisition of Amsbra and The Bear Factory; we may be unable to construct and/or effectively run our own warehouse and distribution center; we may be unable to generate comparable store sales growth; our marketing initiatives may not generate sufficient brand awareness and sales; we may be unable to effectively manage our international franchises or comply with changing laws relating thereto; we may be unable to generate demand for our retail experience, or to respond to consumer preferences; customer mall traffic may decrease, as a result of various factors, including a reduction of consumer confidence because of terrorism or war; general economic conditions may worsen; our market share could be adversely affected by competitors; we may lose key personnel, or be unable to hire qualified additional personnel; vendor deliveries may be disrupted; the availability and costs of our products could be impacted by international manufacturing and trade issues; our warehousing and distribution vendors may perform poorly; we may fail to protect our intellectual property and may have infringement, misappropriation or other disputes or litigation with third parties; we may be unable to open new stores, renew or replace our store leases, enter into leases for new stores on favorable terms, or continue to comply with our current leases; we may experience communications or information systems failures; we may suffer negative publicity or be sued due to alleged violations of labor laws, employee regulations or unethical practices, either by the Company or its merchandise manufacturers; and we may violate or be accused of violating privacy or security laws by reason of improperly obtaining or failing to adequately protect Guest information. These and other applicable risks, cautionary statements and factors that could cause actual results to differ from the Company's forward-
looking statements are included in the Company's filings with the SEC, including as described in the
Company's annual report on Form 10-K for the fiscal year ended December 31, 2005.  The Company undertakes no obligation to update or revise any forward- looking statements to reflect subsequent events or circumstances even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

Build-A-Bear Workshop® , Bearemy®, Where Best Friends are Made®  and other trademarks, services marks, and trade names used in our business are owned by Build-A-Bear Workshop Inc. and/or its affiliated companies.  This document also refers to certain trademarks and trade names of our licensors and third parties, which other trademarks and trade names are the property of their respective owners.

See Corporate Disclosure Policy for additional guidelines on disclosure practices.

BUILD-A-BEAR WORKSHOP
WHERE BEST FRIENDS ARE MADE®

Agenda

Build-A-Bear Workshop background

Growth strategies

Strategic initiatives

UK acquisition

Ohio distribution center

Marketing and brand building

UK Acquisition -- The Bear Factory and Amsbra, Ltd.

Acquisition complete on April 3, 2006  -- Integration on
schedule

Conversion of Bear Factory stores to Build-A-Bear Workshop
stores underway – fifth store converted and reopened in
Grosvenor Centre, Chester, England

Convert Bear Factory stores to BBW stores by holiday 2006;
open 3 to 5 new stores in the U.K. each year, 70 to 75 store market potential

Acquisition and integration will reduce F06 earnings by
approximately $0.10 to $0.13

Bulk of dilution will take place in the second and third
quarters, with accretion expected in the fourth quarter

Leveraging merchandising, marketing, store operations and
information systems expertise

BUILD-A-BEAR WORKSHOP
WHERE BEST FRIENDS ARE MADE®

Highly Profitable and Growing
Retail-Entertainment Brand

Creative Merchandise
AND ‘Hands-On’
Experience

Numerous Growth
Opportunities

Powerful
Marketing

Loyal and Connected
Customers

Experienced and
Talented
Management Team

Broad Demographic
Appeal

Highly Productive
and Profitable Store
Model

Proven and Scaleable
Technology
Infrastructure

Build-A-Bear Workshop Overview

Global leader in interactive retail

First store opened 1997

Over 240 stores in North
America, Canada and UK

Stores opened or scheduled to
open in 15 international countries

Nearly 39 million furry friends sold

More than a toy store – building a
powerful entertainment brand with
numerous growth opportunities

Broad demographic appeal to loyal
Guests

A Unique Retail-Entertainment Experience

Conventional Retail

Merchandise driven – sell
the brand, item, or price

Traditional display
techniques

Appeals to a particular
demographic

Sales driven through
markdowns and promotion

Build-A-Bear Workshop

Sells the brand experience

Highly interactive theme
park techniques

Appeals to a broad
demographic

Marketing builds the brand
and drives sales

VS

Our Associates ARE the Experience

Approximately
80% of returning
Guests plan their
visit to our store in
advance

92% of Guests
rated their overall
experience the
highest or second
highest rating

LIMITED TOO
SKECHERS
Disney
LANCE ARMSTRONG FOUNDATION
LIVESTRONG
NFL
NASCAR
NBA
NHL

Our Products are the Other Half of the Formula

Offer a well-coordinated fashion
merchandise selection of less than 450
SKUs per store

Talented in-house product development
team

Tracks cultural and fashion trends

Disciplined test and reorder
methodology

Cub Advisory Board regularly gives
input on new products

Relationships with strategic brands

Beary LimitedTM edition animals
encourage collectibility

The Latest Trends and Partnerships with
Powerful Brands

Fashion

Sports

Entertainment

NEW Friends Joining Us This Summer!

Primary target is families with
children typically age 3 to 12

Other Guest segments include:

Grandparents, aunts and
uncles shopping for kids

Teen girls 13-17 who bring
along boyfriends

Child-centric organizations

Leisure travelers

Special interest collectors

75% girls/25% boys. Avg age
of bear owners is 10 years old.

Destination Location With Broad Appeal

Our Guests Come Back

% of All Transactions

No Bear:
Clothing &
Accessories
Only

Transactions
with Stuffed
Animals

% of Transactions  to
Repeat Guests

No Bear:
Clothing &
Accessories
Only

Animals
Registered
to Repeat
Guests

Over 60% of
all
transactions
are with a
Returning
Guest

Repeat Guest Factor

Still Growing Strong

Numerous growth opportunities

Long-Term Growth Strategy

Powerful Store
Financial Model

Expense
Leverage/ Comp
Stores

New Stores

New
Initiatives

UK/Ireland

$800
$600
$400
$200
$0
CHS
BBW
HOTT
ARO
GYMB
URBN
ANN
GPS
AEOS
LTD
PSUN
TLB
ANF
TOO
PLCE

A Highly Productive Store Model

Mean = $366

Source of  other retailers data: Citigroup

Build-A-Bear Workshop®:
$602 sales per gross SF in 2004,
$615 sales per gross SF  in 2005

Superior Store Economic Model

Stores are profitable in first 12 months

Retail sales per gross square foot of $615 in 2005.

Strong gross profit margins

Store SG&A expense includes approx. 7.5% to 8% marketing expense and
14% to 15% store payroll expense (% of total revenues)

Investment per store averaged approx. $0.6 million in 2005

Note: This store economic model description excludes the pending impact of The Bear Factory and
Amsbra, Ltd. acquisition.

New Store Growth

Approx. 30 new stores in 2006; about 80% in
new markets and 20% in existing markets

New stores open with very strong sales, typically
above the chain-wide average of $615 per
square foot.

Expansion plans include both new and existing
markets

Flexible store model works in a variety of
locations and geographies

New site criteria based on forecasting model
and demographic variables

Estimated market potential of approx. 350 Build-
A-Bear Workshop stores in the U.S. and Canada

Number of Stores - U.S. and Canada

2000

2001

2002

2003

2004

2005

39

71

108

150

170

200

Our stores in Manhattan and the Mall of America are
building the Build-A-Bear Workshop brand

Bigger and Better Than Ever…

Grow International Franchises

Currently have master franchise
agreements in 15 countries

19 stores at year end 2005 (Ex. UK)

Plan to open up to 20 stores in 2006

Potential of approx. 300 stores

Strict control of franchisee format and
operations

Goal is to have well-capitalized
franchisees with retail and/or real estate
expertise

Licensed Product Growth

In 2006, focus on approximately
20 core licensing partners

Agreements with leading
manufacturers to use our brand
to develop products for retailers
including:

Kids’ footwear from Elan-
Polo

Baskets and treats from
Houston Harvest

Gift books from Hylas
Publishing

Craft books from Silver
Dolphin Publishing

Greeting cards and
stationery from Peaceable
Kingdom Press

Develop New Experiential Retail Concepts

2004 Chain Store Age design competition:
Retail Store of the Year:  Exterior (Mall)

The Mall at Robinson, Pittsburgh, PA

Leverage core competencies in entertainment and family-oriented retailing

Expect to open approx. 5 friends 2B made® stores in 2006

Build-A-Dino™ located within the T-Rex™ Cafe at The Legends at Village West,
Kansas City to open this summer

Where Best Friendosaurs Are Made™

Sales/Expense Leverage

Powerful Store
Financial Model

Expense
Leverage/ Comp
Stores

New Stores

New
Initiatives

UK/Ireland

Leverage Corporate and
Operating Expenses Over
Larger Store Base; Grow
comp store sales

(1)Stores are considered comparable beginning in their thirteenth full month of operations. Comparable store sales percentage changes are based on net retail sales at comparable stores, which exclude the web store and seasonal and event-
based locations.

STATEGIC INITIATIVES

--UK acquisition integration

--Ohio distribution center

UK Acquisition

Expect to rebrand and convert approximately 25
Bear Factory stores.

Five stores converted so far; store conversion
process began in May; expect to complete in time
for 2006 holiday season

During conversion process, stores being converted
are closed for approx. 22 days

Bulk of store conversions in second and third
quarters

Dilution to earnings primarily weighted in the
second and third quarters due to expenses and
loss of revenue from store closures primarily in
these periods

The Bear Factory Before…

And Now….The Oracle, Reading, England

Leveraging Merchandise Development
and Marketing Expertise

Ohio Distribution Center

Operational in September 2006 – construction, systems development remain on schedule

Key personnel in place – warehouse manager and warehouse systems administrator

Benefits include – increased speed to market, improved inventory control and enhanced operating efficiencies

Building block for future growth of Build-A-Bear Workshop® and friends 2B made®

Marketing

Marketing

Improved Sales, Brand Awareness,
and Profits

Web

Marketing
Strategy

TV
Advertising

Direct
Mail &
E mail

Partners

Store
Events

PR

Mobile

Tourism

BUILD-A-BEAR WORKSHOP
WHERE BEST FRIENDS ARE MADE®

Highly Profitable and Growing
Retail-Entertainment Brand

Creative Merchandise
AND ‘Hands-On’
Experience

Numerous Growth
Opportunities

Powerful
Marketing

Loyal and Connected
Customers

Experienced and
Talented
Management Team

Broad Demographic
Appeal

Highly Productive
and Profitable Store
Model

Proven and Scaleable
Technology
Infrastructure

Questions